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                                                                    Exhibit 99.1

THIS NOTE AND ALL SECURITIES ISSUED UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.


                            FOCUS ENHANCEMENTS, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE



$2,362,494.20                                                   October 26, 2000


     FOR VALUE RECEIVED, FOCUS Enhancements, Inc, a Delaware corporation (the "Company"), with its principal office at 600 Research Drive, Wilmington, Massachusetts 01887, unconditionally promises to pay to the order of Carl Berg (the "Payee" or the "Holder"), or registered assigns, the principal amount of Two Million Three Hundred Sixty Two Thousand, Four Hundred Ninety Four Dollars and Twenty Cents ($2,362,494.20) or such amount thereof as may be outstanding (the principal balance as it may change from time to time being the "Principal Amount") on October 26, 2003 (the "Maturity Date") together with accrued and unpaid interest thereon, in the manner set forth herein. The Company further agrees to pay interest on the Principal Amount at the rate per annum of "Prime" rate of interest plus 1% on the outstanding Principal Amount. The Principal Amount is payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall be calculated from and including from the date of this Note to but not including the date such Principal Amount has been repaid in full. Interest shall be paid quarterly (based upon a calendar quarter) on the twenty-fifth day of each quarter and shall be calculated on the basis of a 365-day or 366-day year, as the case may be, for the actual number of days elapsed. The Prime rate of interest rate shall be determined on the date of this Note and shall be adjusted every July 1 and January 1 of each year (the "Interest Rate Determination Date") based on the Prime rate published in Western Edition of The Wall Street Journal on the last business day immediately preceding the Interest Rate Determination Date.

     Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.

     The Company (i) waives presentment, demand, protest or notice of any kind (other than notice of default) in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the holder of this Note, on demand, all reasonable costs and expenses (including legal fees) incurred in connection with the enforcement and collection of this Note.
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     1.   Security Agreement.  This Note is entitled to the benefit of that certain Security Agreement, dated of even date herewith, between Payee and the Company (as amended from time to time hereafter, the "Security Agreement"), pursuant to which Payee is granted a first priority security interest in the Collateral (as such term is defined in the Security Agreement). This Note shall be subject to the terms and conditions set forth in such Security Agreement.

     2.   Conversion into Common Stock.

          A. Conversion. Upon the occurrence of a Triggering Event (as defined herein), the Principal Amount of this Note shall, at the discretion of Payee, be converted into such number of shares of common stock, $0.01 par value per share, of the Company ("Common Stock"), equal to the Principal Amount of the Note divided by the Conversion Price (as defined below). Upon the conversion of the Principal Amount into Common Stock, the Company shall deliver to the Payee the required Common Stock and take all action necessary to register such Common Stock under the Securities Act of 1933, as amended, as soon as practicable.

          B. Conversion Price. The Conversion Price shall equal the average of the closing bid and ask price of the Common Stock on the last trading day immediately preceding the date of this Note.

          C. Triggering Event. For the purpose of this Note , a Triggering Event is the occurrence of both of the following events: (i) the Company has settled or resolved all litigation matters regarding CRA Associates, Inc. and the shareholder derivative litigation which exists as of the date of this Note as described in the Company's 10-Q for the quarter ended June 30, 2000 (the "Litigation"); and (ii) the Company has reported a profit for two consecutive quarters at or after the settlement or resolution of the Litigation.

          D. Optional Conversion. The Note can also be converted pursuant to the conversion mechanism set forth in Section 2.A. above at any time upon the mutual agreement of the Company and the Holder. Furthermore, the Holder, upon written notice to the Company, can elect to accept payment of interest on the
Note in the form of Common Stock. The value of such Common Stock issued in lieu of interest payments shall be based on the average of the closing bid and ask price of the Common Stock on the last trading day immediately preceding the date interest is payable.

          E. Mechanics of Conversion. In the event Payee has chosen to convert the outstanding Principal Amount pursuant to Section 2.D above, Payee shall give written notice to the Company of its election to effectuate such conversion on the date specified in such notice (such date, the "Conversion Date"). On the Conversion Date, the outstanding Principal Amount shall be converted automatically into the Common Stock at the Conversion Price without further action by the Payee and whether or not this Note has been surrendered to the Company or its transfer agent, and Payee shall be deemed to be the shareholder of record as of the Conversion Date with respect to the Common Stock. Any unpaid interest will be immediately due and payable. Within fourteen days subsequent to the Conversion Date, Payee shall surrender this Note to the Company or its

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transfer agent, duly marked cancelled and, in exchange therefor, Payee shall receive from the Company share certificates evidencing the Common Stock in the name or names in which Payee wishes such certificate or certificates for the Common Stock to be issued. If within fourteen days of the Conversion Date, Payee is unable to deliver this Note, Payee shall notify the Company or its transfer agent that such Note has been lost, stolen or destroyed and shall deliver to the Company a written acknowledgement that the obligations evidenced by this Note, shall have been upon the Conversion Date, be deemed fully satisfied, and, if requested by the Company, Payee shall execute an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with inability of Payee to deliver such Note.

          F. Issue Taxes. The Company shall pay any and all stamp, issue and other taxes that may be payable in respect of the issuance or delivery of the Common Stock.

          G. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note as described in this Section 2, such number of its shares of Common Stock from time to time issuable upon the conversion hereof. If at any time such number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Company will take all such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock, to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to the Company's certificate of incorporation.

          H. Fractional Shares. No fractional shares shall be issued upon the conversion of this Note into the Common Stock. If the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay Payee who is otherwise entitled to such fraction a sum in cash equal to the average of the bid and ask price of the Common Stock on the last day of trading prior to the Conversion Date.

     3.   Consolidation; Merger; Reclassification.

          A. In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of substantially all of the property and assets of any nature of the Company, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with Payee an agreement providing that Payee shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale, lease, or conveyance; and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement.

          B. In case of any reclassification or change of the shares of Common Stock issuable upon conversion of this Note in accordance with Section 2 hereof (other than a change in par value or from no par value to a specified par value), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and

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

in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock issuable upon the conversion of this Note in accordance with Section 2 hereof (other than a change in par value, or from no par value to a specified par value), Payee shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reclassification, change, consolidation, or merger.

          C. The above provisions of this Section 3 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     4. Call Feature and Maturity Date. The Note shall be callable in the event the Company has not completed the merger pursuant to the Merger Agreement, provided (i) the Holder gives the Company 90 days written notice;
(ii) the lack of completion of the merger pursuant to the Agreement was not caused in whole or in part by the Holder or the board of directors of Videonics, Inc.; and (iii) the Holder has voted his shares of Videonics, Inc. in favor of the merger. Except as otherwise set forth in this Note, this Note shall be payable in full on the Maturity Date.

     5.   Covenants of Company

          A. Affirmative Covenants. The Company covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 5A:


               (i) Taxes and Levies. The Company will promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax, assessment, charge, levy or claim so contested;

               (ii) Maintenance of Existence. The Company will do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;


               (iii) Maintenance of Properties. The Company will at all times maintain, preserve, protect and keep its properties used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

               (iv) Books and Records. The Company will at all times keep true and correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP. Such books and records shall be open at reasonable times and upon reasonable notice to the inspection of the Payee or its agents; and

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

               (v) Compliance with Obligations, Laws, Etc. The Company shall comply with all of the obligations which it has incurred or to which it becomes subject pursuant to any contract or agreement, whether oral or written, express or implied, the breach of which might have a material adverse effect upon its business or financial condition, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves have been set aside on its books with respect thereto. The Company shall comply with all applicable laws, rules and regulations of all governmental authorities.

               (vi) Notice of Certain Events. The Company will give prompt written notice (with a description in reasonable detail) to the Payee of:

                    (a) the occurrence of any Event of Default or any event which, with the giving of notice or the lapse of time, would constitute an Event of Default; and

                    (b) the delivery of any notice effecting the acceleration of any indebtedness in excess of $100,000.

               (vii) The Offering. The Company will take any and all action necessary and/or advisable to authorize the Common Stock (including, but not limited to, obtaining all approvals and/or consents of the Board of Directors), and effectuate the conversion of this Note into Common Stock.

          B. Negative Covenants. The Company covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 5B (without the express prior written consent of the Payee):

               (i) Sales of Assets. The Company will not, without the prior written consent of the Holder, sell, transfer, lease or otherwise dispose of, all or a substantial part of its properties or assets to any person or entity, provided that this clause (i) shall not restrict any disposition made in the ordinary course of business;

               (ii) Redemptions. The Company will not redeem or repurchase any outstanding equity securities of the Company, except for (a) repurchases of unvested or restricted shares of Common Stock at cost from employees, consultants or members of the Board of Directors pursuant to repurchase options of the Company (1) currently outstanding; or (2) hereafter entered into pursuant to a stock option plan or restricted stock plan approved by the Company's Board of Directors; or (b) rescission offers necessary or appropriate to address violations of applicable securities laws;

               (iii) Indebtedness. The Company will hereafter not voluntarily create, incur or assume, contingently or otherwise, any indebtedness which is not expressly subordinated in right of payment to this Note;

               (iv) Negative Pledge. The Company will not hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, revenues or assets, whether now owned or hereafter acquired; and

               (v) Dividends. The Company will not declare or pay any cash dividends or distributions on its outstanding capital stock.

     6.   Events of Default

          A. The term "Event of Default" shall mean any of the events set forth in this Section 6A:

               (i) Non-Payment of Obligations. The Company shall default in the payment of the principal of this Note as and when the same shall become due and payable, whether by acceleration or otherwise, which default shall continue uncured after five (5) days written notice from Holder;

               (ii) Non-Performance of Affirmative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
Section 5A, which default shall continue uncured after five (5) days from Holder;

               (iii) Non-Performance of Negative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
Section 5B hereof; and/or

               (iv)  Bankruptcy, Insolvency, Etc. The Company shall:

                    (a) admit in writing its inability to pay its debts as they become due;

                    (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

                    (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property;

                    (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief; or

                    (e) take any corporate or other action authorizing, or in furtherance of, any of the foregoing.

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               (v)  Default; Cross-Default. The Company shall default (i) in any of the covenants of the Security Agreement executed herewith as same may be amended from time to time hereafter or (ii) in the payment when due of any amount payable under any other obligation of the Company for money borrowed in excess of $250,000.

          B. Action if Bankruptcy. If any Event of Default described in clauses (iv)(a) through (d) of Section 6A shall occur, the outstanding principal amount of this Note and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

          C. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (iv)(a) through (e) of Section 6A shall occur for any reason, whether voluntary or involuntary, and be continuing, the Holder may, upon notice to the Company, declare all or any portion of the Principal Amount of the Note, together with interest accrued thereon, to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid principal amount hereof, such accrued interest and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

     7. Representations of the Company. The Company represents and warrants to the Payee that:

          A. Good Standing. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

          B. Authorization of Notes. The issuance and delivery of the Note has been duly and validly authorized.

          C. Legal Proceedings. Except as disclosed in the Company's 10-Q for the quarter ended June 30, the Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

          D. Non-Contravention. The Company is not in violation of or default under, nor will the issuance of this Note, and the incurrence of the obligations herein set forth, result in a violation of, or constitute a default under, the Company's Articles of Incorporation or By-Laws, as amended, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

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

     8.   Miscellaneous.

          A. Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Payee, respectively, whether so expressed or not.

          B. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflicts of laws principles thereof. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

          C. Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

          D. Notices. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or if mailed by registered or certified mail, postage prepaid, or if delivered by nationally recognized overnight delivery service at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

          E. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect to meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends shall be payable or accrued in respect of this Note.

          F. No Withholding. All payments by the Company under this Note shall be made without set-off or counterclaim and be free and clear and without deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

          G. Prepayment. The Company may prepay interest and/or principal, in part or in full, at any time without penalty.

          H. Modifications. None of the terms or provisions of this Note may be excluded, modified, or amended expect by a written instrument duly executed on behalf of the Holder and the Company expressly referring to this Note and setting forth the provisions so excluded, modified, or amended.

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          I.   Integration.  This Note is an integrated instrument and taken together with the documents referred to herein or executed herewith, are the final agreement of the Payee and the Company with respect to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                    FOCUS ENHANCEMENTS, INC.



                                    By: /s/ Brett Moyer
                                        -----------------------------------
                                        Name:  Brett Moyer
                                        Title: EVP, COO

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